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                                                              Exhibit 23(a)

                          INDEPENDENT AUDITORS' CONSENT


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1996, included in CopyTele, Inc.'s Form 10-K for the year ended October 31, 1995, and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP


     Melville, New York
     November 27, 1996